Exhibit 10.3

                         MAGELLAN HEALTH SERVICES, INC.
                         ------------------------------

                         2003 MANAGEMENT INCENTIVE PLAN

                        RESTRICTED STOCK AWARD AGREEMENT
                      REFERENCE No. 200_-___ (___________)
                              As of _______ _, 20__


                       GRANTED TO: __________ ("GRANTEE")


SECTION 1. GRANT OF RESTRICTED STOCK.

(a) RESTRICTED STOCK AWARD. On the terms and conditions set forth in this Agreement and, each Notice of Restricted Stock Award (an "AWARD NOTICE") referencing this Agreement issued to Grantee by Magellan Health Services, Inc. (the "COMPANY," as further defined below) in accordance with its 2003 Management Incentive Plan, the Company hereby grants the Grantee the number of shares of Ordinary Common Stock, par value $.01 per share (the "GRANTED SHARES"), of the Company stated in the Award Notice or Award Notices. Each such Award Notice, together with this referenced Agreement, shall be a separate restricted stock award governed by the terms of this Agreement.

(b) APPLICATION OF 2003 MANAGEMENT INCENTIVE PLAN AND DEFINED TERMS. This award is granted under and subject to the terms of the 2003 Management Incentive Plan, as the same may be amended or supplemented from time to time in accordance with its terms (the "PLAN"), which is incorporated herein by this reference. Certain capitalized terms used herein are defined in Section 6 of this Agreement but terms used herein, if not defined herein, shall have the same meaning for purposes hereof as provided by the Plan.

(c) DURATION OF THIS AGREEMENT. Section 3 of this Agreement shall apply to the Granted Shares until the date the Granted Shares have vested as provided in the pertinent Award Notice. The other provisions of this Agreement shall lapse or shall apply indefinitely in accordance with their terms.

SECTION 2. ISSUANCE OF SHARES

(a) STOCK CERTIFICATES. As soon as practicable after the execution and delivery by the Grantee and the Company of this Agreement and an Award Notice, the Company shall cause to be issued a certificate or certificates for the Granted Shares representing the award provided by the Award Notice, registered in the name of the Grantee (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship, as the Grantee shall request).

(b) STOCKHOLDER RIGHTS. Subject to the limitations on transfer of Granted Shares provided by Section 3, the Grantee (or any successor in interest) shall have all the rights of a Stockholder (including, without limitation, voting, dividend and liquidation rights) with respect to the Granted Shares, subject, however, to the

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restrictions of this Agreement. Without limiting the generality of the foregoing provisions of this paragraph, in the event of a stock dividend or stock split, recapitalization, reorganization or other transaction whereby the Grantee as a holder of Granted Shares receives additional Shares, such additional Shares shall automatically be treated as additional Granted Shares and shall be subject to all the same requirements as provided hereby and by the Award Notice as applicable initially to the Granted Shares (including the vesting provisions and restrictions of Section 3), unless otherwise approved by the Committee in connection with such stock dividend, stock split, recapitalization or similar transaction. In the event of any other recapitalization, reorganization or similar extraordinary transaction, the rights of the Grantee in respect of the Granted Shares shall be subject to equitable adjustment in accordance with
Section 4.

(c) WITHHOLDING REQUIREMENTS. As a condition to the grant of this award, the Company may withhold any tax (or other governmental obligation) arising from the grant of this award (jncluding, as pertinent, the filing of a Section 83(b) election or the lapse of any right of repurchase) and the Grantee shall make arrangements satisfactory to the Company to enable it to satisfy all such withholding requirements.

SECTION 3. LIMITATIONS ON TRANSFER

(a) VESTING AND PROHIBITED TRANSFER PERIOD; REPURCHASE RIGHTS. Once issued in accordance herewith, the Granted Shares may not be sold or otherwise Transferred by the Grantee until the time the shares have vested in accordance with the Award Notice pertaining to such shares, which may provide for the vesting of shares in whole or in part on an accelerated basis in certain circumstances, including a change in control of the Company. In addition, if so provided in the Award Notice pertaining to the Granted Shares, the Granted Shares may be subject to repurchase by the Company until the time the shares have vested in accordance with the Award Notice, in which case the provisions of Exhibit A hereto may apply to the Company's right to repurchase the Granted Shares (except as otherwise provided in the Award Notice).

(b) CERTAIN TRANSFERS PERMITTED. Notwithstanding the foregoing provisions of this Section 3, the Granted Shares may be Transferred (i) in the event of the Grantee's death, by the laws of descent or distribution, (ii) by operation of law in connection with a merger, consolidation, recapitalization, reclassification or exchange of shares, reorganization or similar transaction involving the Company affecting the Stock generally or (iii) with the approval of the Committee, to a member of Grantee's family, or a trust primarily for the benefit thereof, or to a corporation, partnership or other entity primarily for the benefit of such a family member or trust or in another estate planning transaction; provided, however, that the Granted Shares notwithstanding such permitted Transfer shall (A) remain subject to repurchase as provided hereby to the same extent as before the Transfer except as otherwise provided and (B) Granted Shares transferred pursuant to clause (iii) hereof shall remain subject in the hands of the transferee to the restrictions on Transfer provided hereby until such restrictions lapse.

(c) FIDUCIARY AND SECURITIES LAW RESTRICTIONS. As a executive, officer and/or director of the Company, Grantee may be subject to restrictions on his ability to sell or otherwise transfer Granted Shares by reason of being a fiduciary for the Company or by reason of federal or state securities laws and/or the policies regarding transactions in the securities of the Company from time to time


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adopted by the Company in connection therewith. Nothing contained herein shall relieve Grantee of any restriction on sale or other transfer of Granted Shares provided thereby and the restrictions provided herein shall be in addition to and not in lieu of any such other restrictions.

(d) LAPSE OF TRANSFER RESTRICTIONS. Subject to paragraph (c) of this Section 3, Grantee shall be free to disposes of Granted Shares in any manner and at any time after expiration of the vesting period provided by paragraph (a) of this
Section 3.

SECTION 4. ADJUSTMENT OF SHARES.

           In the event of changes in the outstanding Shares or in the capital structure of the Company by reason of a combination of shares, reverse stock split, recapitalization, reorganization, merger, consolidation, exchange of shares or other relevant change in capitalization (including an extraordinary dividend or distribution of cash or property or a spin-off or split-off) occurring after a grant of restricted stock pursuant to this Agreement, the terms of the grant (including the number and nature of the Granted Shares) shall be adjusted as set forth in Section 13 of the Plan with the view to maintaining equitably the Benefits provided by the award.

SECTION 5. MISCELLANEOUS PROVISIONS.

(a) NO RIGHTS RESPECTING CURRENT SERVICE. Nothing in this award or in the Plan shall confer upon the Grantee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining the Grantee) or of the Grantee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause, or to any right to employment or severance established by any separate agreement or plan.

(b) NOTIFICATION. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company.

(c) ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof and supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof; it being understood, however, that this Agreement is being entered into by the Company in the performance of obligations under an Employment Agreement between the Company and Grantee dated as of January 5, 2004, under which the Company has certain separate obligations relating to the granting of this award.

(d) WAIVER. The failure of the Company in any instance to exercise any right provided herein, in a Award Notice or in the Plan shall not constitute a waiver of any other right that may subsequently arise under such provisions or in any other agreement between the Company and the Grantee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.


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(e) ASSIGNMENT. The Company may assign any right it has or may acquire under this Agreement, an Award Notice or the Plan with respect to its repurchase of or other transactions in any Granted Shares to any person or entity selected by the Board of Directors, including, without limitation, one or more Stockholders of the Company.

(f) SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Grantee, the Grantee's assigns and the legal representatives, heirs and legatees of the Grantee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

(g) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 6. DEFINITIONS.

(a) "AGREEMENT" shall mean this Restricted Stock Award Agreement.

(b) "AWARD NOTICE" shall have the meaning described in Section 1(a) of this Agreement.

(c) "BENEFIT" shall have the meaning provided by the Plan.

(d) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

(e) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder from time to time in effect.

(f) "COMMON STOCK" shall mean the Ordinary Common Stock of the Company, par value $.01 per share.

(g) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(h) "COMPANY" shall mean Magellan Health Services, Inc., a Delaware corporation, and any successor thereto in accordance with the terms of the Plan and, in respect of services provided or to be provided by the Grantee, reference to the Company shall also include any Subsidiary.

(i) "DISABILITY" shall mean that the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment as determined by the Committee in its sole discretion.

(j) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company or a Subsidiary.

(k) "FAIR MARKET VALUE" of a Share as of any day shall mean the closing price of the Shares on such day (or on the last preceding trading date if the Shares were not traded on such day) if the Shares are readily tradeable on a national


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securities exchange or the Nasdaq Stock Market (or other established market system involving current interdealer quotations), and if the Shares are not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Shares, which determination shall be final and binding on all persons.

(l) "GRANTED SHARES" shall have the meaning described in Section 1(a) of this Agreement

(m) "GRANTEE" shall mean the person named herein and/or in the Notice.

(n) "PURCHASE PRICE" shall mean the price, if any, to be paid by the Grantee for Granted Shares as provided by the Award Notice for such Granted Shares, but the Purchase Price may be adjusted for purposes of the Right of Repurchase as provided by Exhibit A.

(o) "RESTRICTED SHARE" shall mean a Share that is not yet vested and subject to
Section 3.

(p) "RIGHT OF REPURCHASE" shall have the meaning provided by Exhibit A.

(q) "SERVICE" shall mean service as an Employee. For any purpose under this Agreement, Service shall be deemed to continue while the Grantee is on a bona fide leave of absence, if such leave was approved by the Company in writing or if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(r) "SHARE" shall mean a share of Ordinary Common Stock of the Company, as the same may generally be exchanged for or changed into any other share of capital stock or other security of the Company or any other company in connection with a transaction referred to in Section 4 (and in the event of any such exchange or change any security resulting from any such successive exchange or change) and in respect of Granted Shares with such adjustment thereto as provided in respect of adjustments in Benefits granted under the Plan in accordance with Section 13 of the Plan (if applicable).

(s) "SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain of corporations or other companies beginning with the Company, if each of the corporations or other companies other than the last corporation or company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain or owns other equity interests otherwise entitling the owner thereof to select a majority of the governing body of such company. A company that attains the status of a Subsidiary on a date after the execution of this Agreement shall be considered a Subsidiary commencing as of such date.

(t) "TRANSFER" shall mean, with respect to any Share, any sale, assignment, transfer, alienation, conveyance, gift, bequest by will or under intestacy laws, pledge, lien encumbrance or other disposition, with or without consideration, of all or part of such Share, or of any beneficial interest therein, now or hereafter owned by the Grantee.

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           In consideration of the foregoing and intending to be legally bound hereby, the Company and the Grantee named below have executed this Agreement as of the date first above written.


                                            MAGELLAN HEALTH SERVICES, INC.

                                            By:
                                                -------------------------------
                                            Name:
                                            Title:


 GRANTEE:


 ---------------------------------
 Name:

 Address for Notice:



 Social Security Number:












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                                                                      EXHIBIT A
                                                                      ---------

                              Rights of Repurchase
                              --------------------

           If and to the extent an Award Notice provides that Granted Shares may be repurchased by the Company until the Granted Shares become vested or upon the occurrence of specified events or in specified circumstances (any shares as to which such provision is made, "Repurchase Restricted Shares"), the following provisions shall apply to the Company's right to repurchase the Granted Shares, except as otherwise provided in the Award Notice ("Right of Repurchase").


           1. RIGHT OF REPURCHASE. Unless and until the Repurchase Restricted Shares have become vested in accordance with the terms of the Award Notice, the Repurchase Restricted Shares shall be subject to a right (but not an obligation) of repurchase by the Company upon termination of the Grantee's employment.

           2. EXERCISE NOTICE. In the event the Company wishes to exercise its Right of Repurchase, the Company shall provide the Grantee with five business days prior written notice of its intent to exercise its right. If such Right of Repurchase is to be exercised in connection with the termination of the Grantee's employment, the Company shall provide such notice not later than 90 days after termination of the Grantee's employment. Such notice shall contain the price per Share which shall be the repurchase price, described in paragraph 4 below, and all other terms and conditions of the offer (including, without limitation, the proposed consummation date of the repurchase). The repurchase price shall be paid in cash or by canceling of indebtedness owed by the Grantee to the Company, as the Company, in its sole discretion, shall determine.

           3. LAPSE OF REPURCHASE RIGHT. The Right of Repurchase shall lapse with respect to the Repurchase Restricted Shares in accordance with the vesting schedule described in the Award Notice.

           4. REPURCHASE PRICE. If the Company exercises the Right of Repurchase, it shall pay the Grantee (except as otherwise provided in the Award Notice) an amount for each of the Repurchase Restricted Shares equal to the lower of (i) Fair Market Value for each share or (ii) the Purchase Price, subject to adjustment as provided in Section 5 of this Exhibit A. Payment shall be made promptly by good check or as otherwise agreed by the parties.

           5. ADDITIONAL SHARES OR SUBSTITUTED SECURITIES; ADJUSTMENT OF REPURCHASE PRICE. In the event of a stock dividend or stock split, recapitalization, reorganization or other transaction whereby the Grantee as a holder of Repurchase Restricted Shares receives additional Shares, such additional Shares shall automatically be subject to the Right of Repurchase to the same extent as the Repurchase Restricted Shares in respect of which such additional shares were issued, but the Purchase Price with respect to all the Repurchase Restricted Shares shall be equitably adjusted to account for such transaction as provided by the Committee. In the event of any other recapitalization, reorganization or similar extraordinary transaction, the Right of Repurchase shall be subject to equitable adjustment in accordance with
Section 4 of this Agreement, including, if any securities are received by a


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Grantee in respect of Repurchase Restricted Shares, such securities being subject to the Right of Repurchase on such equitably adjusted terms.

           6. TERMINATION OF RIGHTS AS STOCKHOLDER. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Repurchase Restricted Shares to be repurchased in accordance with the Right of Repurchase, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.





















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